UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material under §240.14a-12

Miller/Howard Funds Trust
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Miller/Howard Drill Bit to Burner Tip® Fund

Miller/Howard Income-Equity Fund

Miller/Howard Infrastructure Fund

Miller/Howard Funds Trust

[August 22, 2018]

Dear Shareholders:

The enclosed proxy statement (“Proxy Statement”) discusses a proposal to be voted upon by shareholders of each of Miller/Howard Drill Bit to Burner Tip® Fund, Miller/Howard Income-Equity Fund and Miller/Howard Infrastructure Fund (each, a “Fund” and collectively, the “Funds”), each a series of Miller/Howard Funds Trust (the “Trust”) to approve a new investment advisory agreement (the “New Agreement”), between the Trust on behalf of the Funds and MHI Funds, LLC (“MHI” or the “Investment Adviser”), the investment adviser to the Funds. Please review the Proxy Statement and cast your vote on the proposal. After consideration of the proposal, the Board of Trustees of the Trust (the “Board of Trustees”) has unanimously approved the proposal. The Board of Trustees recommends that you vote FOR the proposal.

Under the New Agreement, MHI will continue to provide investment advisory services to each Fund pursuant to the same terms and for the same fees that are in effect under the current amended and restated investment advisory agreement, dated December 15, 2015 (the “Current Agreement”), between the Trust and MHI. The investment advisory personnel who currently manage the Funds are expected to continue to do so. As discussed in more detail in the enclosed Proxy Statement, the shareholders of Miller/Howard Investments, Inc. (“Miller/Howard”), MHI’s parent company, intend to sell 100% of their equity interests in Miller/Howard to an employee stock ownership plan (the “ESOP”) for the benefit of Miller/Howard employees. This sale (the “ESOP Conversion”) could be deemed to constitute a change of control of MHI, which would cause the Current Agreement to terminate by its terms. Miller/Howard currently expects to complete the sale via the ESOP in 2018. Therefore, to provide for continuity in the operation of the Funds, you are being asked to approve the New Agreement. In the event that shareholders of a Fund do not approve the New Agreement, the Board of Trustees will determine what further action, if any, to take.

The ESOP Conversion and the proposal are discussed in greater detail in the enclosed Proxy Statement. The ESOP Conversion will NOT change the names of the Funds, alter the number of shares you own of a Fund, alter the Funds’ investment objectives or cause a change to the advisory fees charged to the Funds.

The Board of Trustees recommends that you vote FOR the proposal.

Your vote is important no matter how many shares you own. The proxy documents explain the proposal in detail, and we encourage you to review them. Voting your shares early will avoid costly follow-up mail and telephone solicitation. After reviewing the enclosed materials, please complete, sign and date your proxy card(s) and mail it/them promptly in the enclosed return envelope, or help save time and postage costs by calling toll-free at [ ] and following the instructions. You may also vote via the Internet by logging on to the website indicated on your proxy card(s) and following the instructions that will appear. If we do not hear from you, our proxy solicitor, AST Fund Solutions, LLC (“AST”), may contact you. This will ensure that your vote is counted even if you cannot attend the meeting in person. If you have any questions about the proposal or the voting instructions, please call AST at [ ].

Very truly yours,

[Signature]

[Lowell G. Miller]
President

Miller/Howard Drill Bit to Burner Tip® Fund

Miller/Howard Income-Equity Fund

Miller/Howard Infrastructure Fund

(each, a “Fund” and collectively, the “Funds”)

Miller/Howard Funds Trust

(the “Trust”)
10 Dixon Avenue
Woodstock, NY 12498

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

[August 22], 2018

To the Shareholders of the Funds:

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of the Funds will be held at the offices of MHI Funds, LLC, 10 Dixon Avenue, Woodstock, NY 12498, on October 16, 2018 at 10:00 a.m. (Eastern Time), for the following purposes:

Proposal 1	To approve a new investment advisory agreement between the Trust on behalf of each Fund and MHI Funds, LLC; and

Proposal 2	To transact other such business as may properly come before the Meeting or any postponements or adjournments thereof.

The Board of Trustees of the Trust recommends that you vote FOR the proposal.

The proposal to approve a new investment advisory agreement is discussed in greater detail in the attached Proxy Statement.

The close of business on [August 17], 2018 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting and any postponements or adjournments thereof.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN ONE OR MORE FUNDS. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD(S) AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

By Order of the Board of Trustees of:
Miller/Howard Funds Trust

Dana C. Troxell, Jr.

Secretary

Miller/Howard Drill Bit to Burner Tip® Fund

 Miller/Howard Income-Equity Fund

 Miller/Howard Infrastructure Fund

 (each, a “Fund” and collectively, the “Funds”)

Miller/Howard Funds Trust

(the “Trust”)
10 Dixon Avenue
Woodstock, NY 12498

SPECIAL MEETING OF SHAREHOLDERS

To Be Held October 16, 2018

PROXY STATEMENT

INTRODUCTION

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees of the Trust (the “Board”) for use at the Special Meeting of Shareholders of the Funds (the “Meeting”) to be held on October 16, 2018, at 10:00 a.m. (Eastern Time), at the offices of MHI Funds, LLC, 10 Dixon Avenue, Woodstock, NY 12498, and at any postponements or adjournments thereof. At the Meeting, shareholders of the Funds (“Shareholders”) will be asked to vote to approve a new investment advisory agreement (the “New Agreement”), between the Trust on behalf of the Funds and MHI Funds, LLC (“MHI” or the “Investment Adviser”), the investment adviser to the Funds. The Notice of the Meeting and the Proxy Statement with the accompanying proxy cards will be mailed to Shareholders on or about [August 22], 2018.

Important Notice Regarding Internet Availability of Proxy Materials

This Proxy Statement is available free of charge on the Funds’ website at www.mhifunds.com.

Other Methods of Proxy Solicitation

In addition to the solicitation of proxies by mail, officers and employees of MHI or its affiliates, U.S. Bancorp Fund Services LLC (“US Bancorp”), the Funds’ administrator and transfer agent, may also solicit proxies by telephone, or in person and will not receive any compensation therefor from the Funds. The expenses incurred in connection with preparing and soliciting the Proxy Statement and its enclosures will be paid by MHI or an affiliate. MHI or an affiliate will also reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of each Fund’s Shares (as defined below). The Funds have engaged AST Fund Solutions, LLC (“AST”) for tabulation of proxies.

Each Fund’s most recent annual and semi-annual reports, including audited financial statements have previously been mailed to Shareholders. The Trust will furnish the Funds’ most recent annual and semi-annual reports to any Shareholder upon request, without charge. Shareholders may request the Funds’ most recent annual and semi-annual reports by writing to Miller/Howard Funds Trust, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or by telephone at 844-MHFUNDS (844-643-8637). The Funds’ annual and semi-annual reports are also available free of charge on the Funds’ website at www.mhifunds.com.

If the enclosed proxy cards are properly executed and returned in time to be voted at the Meeting and has not been revoked, the Shares represented thereby will be voted “FOR” the proposal listed in the Notice, unless instructions to the contrary are marked thereon, and in the discretion of the proxy holders as to the transaction of any other business that may properly come before the Meeting or any postponements or adjournments thereof. Any Shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares in person or by submitting a letter of revocation or a later-dated proxy to the Trust at the above address prior to the date of the Meeting.

2

The holders of one third of the Shares entitled to vote on any matter at the Meeting present in person or by proxy shall constitute a quorum at the Meeting for purposes of conducting business. If a quorum is not present at the Meeting, or if a quorum is present at the Meeting, but sufficient votes to approve any of the proposed items are not received, the chair of the Meeting may propose one or more adjournments of the Meeting to permit further solicitation of proxies. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received for approval and it is otherwise appropriate. Any such adjournment, if proposed by the chair of the Meeting, will require the approval of the affirmative vote of a majority of those shares present at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies that they are entitled to vote “FOR” any proposal in favor of such adjournment and will vote those proxies required to be voted “AGAINST” any proposal against such adjournment.

For each Fund, approval of the New Agreement requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which, under the Investment Company Act of 1940 (the “1940 Act”), means an affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares.

The close of business on [August 17], 2018, has been fixed as the “Record Date” for the determination of Shareholders entitled to notice of and to vote at the Funds’ Meeting and all postponements or adjournments thereof.

As of the Record Date, the number of shares outstanding for the Miller/Howard Drill Bit to Burner Tip® Fund was [ ] shares, of which [ ] were Class I Shares and [ ] were Adviser Share Class Shares, the number of shares outstanding for the Miller/Howard Income-Equity Fund was [ ] shares, of which [ ] were Class I Shares and [ ] were Adviser Share Class Shares, and the number of shares outstanding for the Miller/Howard Infrastructure Fund was [ ] shares, of which [ ] were Class I Shares (collectively, the “Shares”). The holders of Shares are each entitled to one vote for each full Share and an appropriate fraction of a vote for each fractional Share held on such matters where such respective Shares are entitled to be cast.

In order that your Shares may be represented at the Meeting, you are requested to vote on the following matter:

PROPOSAL 1:

APPROVAL OF A NEW INVESTMENT

 ADVISORY AGREEMENT

Shareholders of the Funds are asked to vote to approve the New Agreement, between the Trust on behalf of the Funds and MHI. Under the New Agreement, MHI will continue to provide investment advisory services to the Funds pursuant to the same terms and for the same fees that are in effect under the current amended and restated investment advisory agreement, dated December 15, 2015 (the “Current Agreement”), between the Trust and MHI. The investment advisory personnel who currently manage the Funds are expected to continue to do so. As discussed in more detail below, the shareholders of Miller/Howard Investments, Inc. (“Miller/Howard”), MHI’s parent company, intend to sell 100% of their equity interests in Miller/Howard to an employee stock ownership plan (the “ESOP”) for the benefit of Miller/Howard employees. For this purpose, the employees of Miller/Howard are represented by an institutional trustee sophisticated in these matters. This sale (the “ESOP Conversion”) could be deemed to constitute a change of control of MHI, which would cause the Current Agreement to terminate by its terms. Miller/Howard currently expects to complete the sale via the ESOP in 2018.

MHI is the investment adviser of each Fund, with responsibility for the overall management of the Fund. MHI manages each Fund’s investments in accordance with the stated investment objective and policies of the Fund, subject to the oversight of the Board. MHI is responsible for investment decisions, and provides each Fund with portfolio managers to execute purchases and sales of securities.  MHI is a wholly-owned subsidiary of Miller/Howard. As part of its succession planning initiatives, Miller/Howard determined to implement the ESOP as a means to transition its ownership over a broader base of its employees. To effectuate the ESOP Conversion, Miller/Howard will first borrow a portion of the ESOP Conversion’s purchase price from a lender and then, in turn, lend that amount to the ESOP. The ESOP will then purchase 100% of Miller/Howard’s shares in exchange for cash received from the loan and certain promissory notes between the ESOP and Miller/Howard’s former owners (collectively, these obligations are referred to herein as the “Notes”). Miller/Howard and the ESOP will then consolidate the outstanding debt so that Miller/Howard is the obligor on the Notes and the ESOP is indebted to Miller/Howard in an amount approximately equal to the size of the overall ESOP Conversion. Over time, the ESOP will allocate shares of Miller/Howard that it owns to the employees of Miller/Howard as the ESOP debt is paid. The structure of the ESOP carries with it certain tax benefits that may assist Miller/Howard in retiring the bank debt and the Notes. Miller/Howard and MHI believe that the ESOP is the most effective and efficient strategy to achieve their succession planning objectives. The senior personnel and the investment advisory personnel of MHI are not expected to change and the investment advisory personnel who currently manage the Funds are expected to continue to do so.

Each Fund is subject to the Investment Company Act of 1940, as amended (the “1940 Act”), which effectively provides that any investment advisory agreement must terminate automatically upon its “assignment.” As used in the 1940 Act, the term “assignment” includes any transfer of a controlling block of outstanding voting securities of an investment adviser. Such a transfer is often referred to as a “Change of Control Event.” The ESOP Conversion could be deemed to be a Change of Control Event, because Miller/Howard currently controls MHI and a controlling block of outstanding voting securities of Miller/Howard would be transferred to the ESOP. Therefore, the transfer of the outstanding voting securities of Miller/Howard into the ESOP pursuant to the ESOP Conversion could be deemed to terminate the Current Agreement. In order to allow the existing advisory services provided by MHI to continue after the ESOP Conversion, Shareholders of the Funds are being asked to approve the New Agreement. In the event that Shareholders of a Fund do not approve the New Agreement, the Board of Trustees will determine what further action, if any, to take.

Comparison of the New Agreement and the Current Agreement

The description below of the New Agreement is qualified in its entirety by reference to a copy of the form of the New Agreement included in Exhibit A. The New Agreement is materially identical to the Current Agreement, except for the effective date and duration provisions.

No changes to the fee schedule for any Fund will be implemented in connection with the New Agreement. Under both the Current Agreement and New Agreement, the Miller/Howard Drill Bit to Burner Tip® Fund pays and would pay a monthly fee in an annual amount equal to 0.80% of the Fund’s daily net assets, Miller/Howard Income-Equity Fund pays and would pay a monthly fee in an annual amount equal to 0.65% of the Fund’s daily net assets and the Miller/Howard Infrastructure Fund pays and would pay a monthly fee in an annual amount equal to 0.75% of the Fund’s daily net assets. Prior to February 28, 2018 under the Current Agreement, the Miller/Howard Drill Bit to Burner Tip® Fund paid a monthly fee in an annual amount equal to 1.00% of the Fund’s daily net assets. For the fiscal year ended October 31, 2017, MHI received $0 in management fees from the Miller/Howard Drill Bit to Burner Tip® Fund after reimbursing the Fund $62,650 pursuant to an expense limitation agreement between the Trust on behalf of the Fund and MHI. Prior to February 28, 2018 under the Current Agreement, Miller/Howard Income-Equity Fund paid a monthly fee in an annual amount equal to 0.75% of the Fund’s daily net assets. For the fiscal year ended October 31, 2017, MHI received $300,460 in management fees after reimbursing the Miller/Howard Income-Equity Fund $358,334 pursuant to an expense limitation agreement between the Trust on behalf of the Fund and MHI. The Miller/Howard Infrastructure Fund commenced operations after the fiscal year ended October, 31, 2017 so no fee information is available for the Fund for that fiscal year.

No changes to the services that are provided by MHI as specified under the Current Agreement will be implemented in connection with the New Agreement. Both the Current Agreement and the New Agreement appoint MHI to: (i) act as the investment adviser to each Fund; (ii) perform, or arrange for its affiliates or third-party vendors to perform, the services necessary for the investment operation of each Fund; and (iii) conduct a continual program of investment, evaluation, sale, and reinvestment of each Fund’s assets.

In addition, no changes will be implemented to the limitation of liabilities or indemnification provisions as specified under the Current Agreement in connection with the New Agreement. Both the Current Agreement and the New Agreement provide that MHI will not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of each Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the respective agreement.

After an initial term two-year term, the Current Agreement provided that it would continue in full force and effect from year to year thereafter so long as such continuance is specifically approved at least annually as required by the 1940 Act. The New Agreement provides for the same terms with respect to term and continuation as the Current Agreement, except that the initial term of the New Agreement would be until two years after the closing of the ESOP Conversion.

The Current Agreement provides that it may be terminated, without penalty, on sixty (60) days’ prior written notice by: (i) the Board; (ii) the vote of holders of a majority of the outstanding shares of the Fund; or (iii) the Investment Adviser. The Current Agreement also provides that it would terminate automatically in the event of its assignment, except that to the extent consistent with the Investment Advisers Act of 1940, as amended, and the 1940 Act, without notice to, or consent of, the Fund, the Investment Adviser may be reconstituted or reorganized into any other form of business entity. The New Agreement provides for the same terms with respect to termination as the Current Agreement.

The Current Agreement was last approved by the initial shareholder of the Miller/Howard Drill Bit to Burner Tip® Fund prior to its commencement of operations on December 15, 2015, and was last approved by the Board at a meeting held on July 31, 2018. The Current Agreement was last approved by the initial shareholder of the Miller/Howard Income-Equity Fund prior to its commencement of operations on December 15, 2015, and was last approved by the Board at a meeting held on July 31, 2018. The Current Agreement was last approved by the initial shareholder of the Miller/Howard Infrastructure Fund prior to its commencement of operations on February 27, 2018, and was last approved by the Board at a meeting held on July 31, 2018. The New Agreement was approved by the Board at its meeting held on July 31, 2018.

Board Approval and Recommendation

On July 31, 2018, the Board, including the trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”), unanimously approved the New Agreement for the Funds and unanimously recommended that Shareholders of each Fund approve the New Agreement. A summary of the Board’s considerations is provided below in the section titled “Board Considerations.”

Section 15(f) of the 1940 Act

The parties to the ESOP Conversion intend for the ESOP Conversion to come within the safe harbor provided by Section 15(f) of the 1940 Act. Section 15(f) of the 1940 Act permits an investment adviser of a registered investment company (or any affiliated persons of the investment adviser) to receive any amount or benefit in connection with a sale of an interest in the investment adviser, provided that two conditions are satisfied.

First, an “unfair burden” may not be imposed on the investment company as a result of the sale of the interest, or any express or implied terms, conditions or understandings applicable to the sale of the interest. MHI is not aware of any circumstances arising from the ESOP Conversion that might result in the imposition of an “unfair burden” on the Funds.

Second, during the three-year period after the ESOP Conversion, at least 75% of the members of the investment company’s board of trustees cannot be “interested persons” (as defined in the 1940 Act) of the investment adviser or its predecessor. The Trust currently meets this requirement. The Trust will use its reasonable best efforts to ensure that at all times at least 75% of the Trustees are not “interested persons” (as defined in the 1940 Act) for the three-year period after the completion of the ESOP Conversion.

Required Vote

The presence in person or by proxy of one-third of a Fund’s shares that are entitled to vote constitutes a quorum with respect to such Fund.

With respect to each Fund, approval of the New Agreement requires the affirmative vote of a “majority of the outstanding voting securities” of each Fund, which, under the 1940 Act, means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares.

The Shareholders of each Fund will vote separately on Proposal 1 with regard to the applicable Fund.

Board Considerations

At a Board Meeting held on July 31, 2018, the Board of Trustees of each Fund (the “Trustees”), including a majority of the Trustees who are not “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act (the “Independent Trustees”) unanimously approved a new Investment Advisory Agreement between each Fund and the Adviser (the “Agreement”).

In advance of the meeting, the Trustees requested and received extensive materials from the Adviser to assist them in considering the approval of the Agreement. The materials provided by the Adviser contained information including detailed comparative information relating to the performance, advisory fees and other expenses of the Funds.

The Board engaged in a detailed discussion of the materials with management of the Adviser. The Board then met in executive session with the counsel to the Independent Trustees for a full review of the materials. Following this session, the meeting reconvened and after further discussion the Board determined that the information presented provided a sufficient basis upon which to approve the Agreement.

Discussion of Factors Considered

In determining whether to approve the Agreement, the Trustees, including all of the Independent Trustees, during the course of the Board Meetings held on July 31, 2018 reviewed and considered, among other items: (1) a review of the Trustee’ fiduciary duties and responsibilities and the factors the Trustees should consider in evaluating the Agreement (2) information regarding the investment performance of each Fund and performance information for each Fund’s relevant peer group; (3) information comparing each Fund’s Advisory fees and expenses to those of their relevant peer group; (4) the Adviser’s complete Form ADV; (5) information concerning the Adviser’s financial condition including the Adviser’s most recent audited financial statements and certain pro forma financial information, business operations, portfolio management teams, and succession planning; (6) the Adviser’s representations and information it provided related to the proposed ESOP Conversion; and (7) presentations by representatives of the Adviser describing (i) the nature, extent and quality of the Adviser’s services to be provided to each Fund; (ii) the experience and qualifications of the personnel providing those services, (iii) the Adviser’s performance information for other Adviser products; (iv) the Adviser’s assets under management and client descriptions; (v) the Adviser’s soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) the Advisory fee arrangements with each Fund and other clients advised by the Adviser; (vii) compliance program information; (viii) the Adviser’s financial information and profitability analysis related to providing service to each Fund; (ix) fees and other benefits; (x) methodologies to allocate securities among each Fund and Miller/Howard’s other clients; (xi) litigation; (xii) breakpoints; and (xiii) the extent to which economies of scale are relevant to each Fund. In determining whether to approve the Agreement, the Trustees, including the Independent Trustees, reviewed and considered the materials presented at the meeting. The Trustees discussed the materials and the Adviser’s presentations and deliberated on the approval of the Agreement in light of this information. In their deliberations, the Trustees did not focus on any one piece of information that was all-important or controlling.

The Board reviewed each Fund’s investment performance, return volatility and portfolio composition and discussed with the Adviser the Adviser’s strategies to maximize returns consistent with each Fund’s investment objectives. The Board considered the effect of the ESOP Conversion and noted that the ESOP Conversion was not expected to impact the services provided by the Adviser to the Funds. The Board concluded that the nature, extent and quality of the services to be provided by the Adviser to each Fund are appropriate and consistent with the terms of the Agreement and each Fund’s investment objectives, that the quality of those services are anticipated to be consistent with industry norms and that each Fund is likely to benefit from the Adviser’s management of the Fund’s investment program.

The Board also concluded that the Adviser had sufficient personnel, with the appropriate education and experience, to serve each Fund effectively and have the ability to attract and retain qualified investment personnel.

The Board considered the anticipated costs of the services provided by the Adviser, and the compensation and benefits received by the Adviser in providing services to each Fund. The Board reviewed the financial statements of the Adviser. In addition, the Board considered any direct or indirect revenues which may be received by the Adviser and its affiliates. The Board concluded that the anticipated fees and profits to be derived from the Adviser’s relationship with the Funds in light of each Fund’s expenses, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other investment managers for managing comparable funds. The Board reviewed a report on comparable funds’ fees, expenses and investment performance that was prepared by an independent third-party data service provider. The Board also concluded that the overall expense ratio of each Fund was reasonable, taking into account the projected size of each Fund and the quality of services provided by the Adviser. The Board considered that the ESOP Conversion was not expected to have any impact on the expenses of the Funds or the fees paid to the Adviser by the Funds.

The Board considered the extent to which economies of scale were expected to be realized relative to fee levels as each Fund’s assets grow. In addition, the Board believed that economies of scale would be less relevant for each Fund until each Fund was able to achieve a greater level of assets under management.

The Board considered all factors and no one factor alone was deemed dispositive. After further discussion the Board determined that the information presented provided a sufficient basis upon which to approve the Agreement.

Conclusion

After receiving full disclosure of relevant information of the type described above, the Board of Trustees concluded that the compensation and other terms of the Agreement were reasonable and unanimously approved the Agreement.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS OF THE FUNDS VOTE “FOR” PROPOSAL 1.

GENERAL INFORMATION

Record of Beneficial Ownership

The tables below set forth the names, addresses and percentage ownership of those Shareholders known by the Trust to own beneficially 5% or more of the outstanding Class I or Adviser Share Class shares of a Fund as of the Record Date:

Miller/Howard Drill Bit to Burner Tip® Fund – Class I

Name and Address	Shares Beneficially Owned	% of Ownership
[ ]	[ ]	[ ]
[ ]	[ ]	[ ]
[ ]	[ ]	[ ]
[ ]	[ ]	[ ]

Miller/Howard Drill Bit to Burner Tip® Fund – Adviser Share Class

Name and Address	Shares Beneficially Owned	% of Ownership
[ ]	[ ]	[ ]
[ ]	[ ]	[ ]

Miller/Howard Income-Equity Fund – Class I

Name and Address	Shares Beneficially Owned	% of Ownership
[ ]	[ ]	[ ]
[ ]	[ ]	[ ]
[ ]	[ ]	[ ]
[ ]	[ ]	[ ]

Miller/Howard Income-Equity Fund – Adviser Share Class

Name and Address	Shares Beneficially Owned	% of Ownership
[ ]	[ ]	[ ]
[ ]	[ ]	[ ]

Miller/Howard Infrastructure Fund – Class I

Name and Address	Shares Beneficially Owned	% of Ownership
[ ]	[ ]	[ ]
[ ]	[ ]	[ ]
[ ]	[ ]	[ ]
[ ]	[ ]	[ ]

As of the Record Date, [ ] and [ ] owned [ ]% and [ ]%, respectively, of the Miller/Howard Drill Bit to Burner Tip® Fund’s outstanding shares, [ ] and [ ] owned [ ]% and [ ]%, respectively, of the Miller/Howard Income-Equity Fund’s outstanding shares and [ ] and [ ] owned [ ]% and [ ]%, respectively, of the Miller/Howard Infrastructure Fund’s outstanding shares.   [No other Trustees or officers of the Trust owned shares of the Funds as of the Record Date.]  As a group, the Trustees and officers of the Trust owned [ ]%, [ ]% and [ ]%, respectively, of the Miller/Howard Drill Bit to Burner Tip® Fund’s, Miller/Howard Income-Equity Fund’s and Miller/Howard Infrastructure Fund’s outstanding shares as of the Record Date.

Additional Information

Only one copy of this Proxy Statement and other documents related to the Funds, such as annual reports, proxy materials, quarterly statements, etc. are being delivered to multiple Shareholders sharing an address, unless the Trust has received contrary instructions in writing at Miller/Howard Funds Trust, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or by telephone at 844-MHFUNDS (844-643-8637).

The Funds will promptly furnish, without charge, a copy of the Funds’ Annual Report and the most recent Semi-Annual Report succeeding the Annual Report, if any, to a shareholder upon request. Shareholders may request such reports by writing to Miller/Howard Funds Trust, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or by telephone at 844-MHFUNDS (844-643-8637).

Service Providers

Investment Adviser

MHI Funds, LLC serves as investment adviser to the Funds. MHI is located at 10 Dixon Avenue, Woodstock, NY 12498.  MHI is a Delaware limited liability company and is a wholly-owned subsidiary of Miller/Howard.  Miller/Howard is also located at 10 Dixon Avenue, Woodstock, NY 12498.  Lowell G. Miller, a portfolio manager of the Funds, the chairman of the Board and Miller/Howard’s Chief Investment Officer, is a control person of MHI through his ownership interest in Miller/Howard. Upon the consummation of the ESOP Conversion, it is expected that the ESOP will be a control person of MHI through its ownership of Miller/Howard. MHI has been an SEC-registered investment advisory firm since 2015.

The names and principal occupations of the principal executive officers and the directors of MHI are listed below. The address of each such officer and director is P.O. Box 549, Woodstock, NY 12498.

Name	Principal Occupation
Lowell G. Miller	President and Chief Investment Officer, MHI
Paul Brook	Chief Financial Officer, MHI
Charles Atkins	Chief Compliance Officer, MHI

The name of each officer and trustee of the Trust who is also an officer or director of MHI is listed below:

Name	Title
Lowell G. Miller	President and Chief Investment Officer, MHI; and Chief Investment Officer and Chairman of the Board of Trustees, Trust
Paul Brook	Chief Financial Officer, MHI and the Trust
Charles Atkins	Chief Compliance Officer, MHI and the Trust

Distributor and Principal Underwriter

Foreside Fund Services, LLC, located at Three Canal Plaza, Suite 100, Portland, Maine 04101 is the Trust’s principal underwriter and acts as the Trust’s distributor in connection with the offering of Fund shares.

Fund Administrator

U.S. Bancorp Fund Services, LLC, located at 615 East Michigan Street, Milwaukee, WI 53202, serves as the administrator of the Fund.

Custodian

U.S. Bank N.A., Custody Operations, located at 1555 N. River Center Drive, Suite 302 Milwaukee, WI  53212 provides custody services for the Fund.

Cost of the Proxy Statement

MHI or an affiliate will bear the expenses incurred with drafting, printing, mailing, filing and soliciting this Proxy Statement. These costs are estimated to be approximately $[ ], approximately $[ ] of which relate to the solicitation of proxies.

Broker Non-Votes and Abstentions

A signed proxy card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner’s shares are to be voted on a proposal will be deemed to be an instruction to vote such shares in favor of the applicable proposal.

Abstentions and broker non-votes will be counted as present for purposes of determining whether a quorum is present. “Broker non-votes” occur where: (i) shares are held by brokers or nominees, typically in “street name”; (ii) instructions have not been received from the beneficial owners or persons entitled to vote the shares; and (iii) the broker or nominee does not have discretionary voting power on a particular matter. Abstentions and broker non-votes will not be voted for or against any adjournment or proposal.

Shareholders of the Funds will be informed of the voting results of the Meeting in the Funds’ Annual Report for the period ending October 31, 2018.

OTHER MATTERS TO COME BEFORE THE MEETING

The Trustees of the Trust do not intend to present any other business at the Meeting, nor are they aware that any Shareholder intends to do so. If, however, any other matters, including adjournments, are properly brought before the Meeting, the persons named in the accompanying forms of proxy will vote thereon in accordance with their judgment.

Shareholder Communications with Board

Shareholders may mail written communications to the Board, to committees of the Board or to specified individual Trustees in care of the Secretary of the Miller/Howard Funds Trust, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. All shareholder communications received by the Secretary will be forwarded promptly to the Board, the Board’s committee or the specified individual Trustees, as applicable, except that the Secretary may, in good faith, determine that a shareholder communication should not be so forwarded if it does not reasonably relate to the Funds or their operations, management, activities, policies, service providers, Board, officers, Shareholders or other matters relating to an investment in a Fund or is purely ministerial in nature.

Persons to be Named as Proxies

The Board has named Dana C. Troxell, Jr. and Paul Brook to serve as proxies (with full power of substitution) who are authorized to vote shares of each Fund owned by record shareholders.

SHAREHOLDER PROPOSALS

The Trust is not required to hold regular meetings of shareholders each year.  Meetings of shareholders are held from time to time and shareholder proposals intended to be presented at future meetings must be submitted in writing to the Trust in reasonable time prior to the solicitation of proxies for the meeting.

IF VOTING BY PAPER PROXIES, IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE, AND RETURN THE PROXY CARD(S) AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

EXHIBIT A

FORM OF NEW INVESTMENT ADVISORY AGREEMENT

_________, 2018

MHI Funds, LLC

10 Dixon Avenue

Woodstock, New York 12498

Dear Sir/Madam:

Miller/Howard Funds Trust (the “Fund”), a statutory trust organized under the laws of the state of Delaware, confirms its investment advisory agreement with MHI Funds, LLC (the “Investment Advisor”), as follows:

1. Investment Description; Appointment

(a) Investment Description. The Fund is an open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”). The Fund will invest and reinvest its assets in accordance with the investment objective, policies and limitations specified in its Agreement and Declaration of Trust, as amended from time to time (the “Declaration of Trust”), and in its Registration Statement filed with the Securities and Exchange Commission (the “SEC”) on Form N-1A under the 1940 Act (as from time to time in effect, the “Registration Statement”), as the Fund may periodically amend such investment objective, policies and limitations. Copies of the Declaration of Trust and the Registration Statement in their form on the date hereof have been submitted to the Investment Advisor.

(b) Appointment of Investment Advisor. The Investment Advisor is engaged to provide investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”). The Fund desires to employ and hereby appoints the Investment Advisor to act as the investment adviser of the Fund and to furnish the investment advisory services described below, subject to the policies of, review by, and overall control of the Board of Trustees of the Fund (the “Board of Trustees,” and each trustee, a “Trustee”), for the period and on the terms and conditions set out in this Agreement. The Investment Advisor accepts such appointment and agrees during such period, at its own expense, to render, or arrange for the rendering of, such services and to assume the obligations set out in this Agreement for the compensation provided for in this Agreement. The Investment Advisor for all purposes in this Agreement shall be deemed to be an independent contractor and, unless otherwise expressly provided or authorized in this Agreement, shall have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund. Nothing contained in this Agreement shall be construed to restrict the Fund’s right to hire its own employees or to contract for administrative services to be performed by third parties, including but not limited to, the calculation of the net asset value of the Fund’s common shares of beneficial interest (the “shares”).

2. Duties of the Investment Advisor

(a) Basic Services

(1) The Investment Advisor shall perform, or arrange for its affiliates or third party vendors to perform, the services necessary for the investment operation of the Fund. The Investment Advisor shall provide the Fund with office space, facilities, equipment, officers and certain clerical personnel (which may be its own). The Investment Advisor, also on behalf of the Fund, shall supervise and coordinate with administrators, fund accountants, custodians, depositories, transfer agents, pricing agents, dividend disbursing agents, other shareholder servicing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and such other persons in any such other capacity deemed to be necessary or desirable.

(2) The Investment Advisor shall authorize and permit any of its principals, officers and employees who may be elected or appointed as Trustees or officers of the Fund to serve in the capacities in which they are elected or appointed. Services to be furnished by the Investment Advisor under this Agreement may be furnished through the medium of any of such principals, officers, or employees. The Investment Advisor generally shall monitor the Fund’s compliance with investment policies and restrictions as set out in filings made by the Fund under the federal securities laws. The Investment Advisor shall make reports to the Board of Trustees of its performance of obligations under this Agreement and furnish advice and recommendations with respect to such other aspects of the business and affairs of the Fund as the Fund determines from time to time to be desirable.

(b) Investment Advisory Services. Subject to the supervision, direction and approval of the Board of Trustees, the Investment Advisor shall conduct a continual program of investment, evaluation, sale, and reinvestment of the Fund’s assets. The Investment Advisor is authorized, in its sole discretion, to: (i) obtain and evaluate pertinent economic, financial, and other information affecting the economy generally and certain investment assets as such information relates to securities or other financial instruments that are purchased for or considered for purchase by the Fund; (ii) make investment decisions for the Fund; (iii) place purchase and sale orders for portfolio transactions on behalf of the Fund, lend securities and manage otherwise uninvested cash assets of the Fund; (iv) arrange for the pricing of Fund securities; (v) execute account documentation, agreements, contracts and other documents as may be requested by brokers, dealers, counterparties and other persons in connection with the Investment Advisor’s management of the assets of the Fund (in such respect, and only for this limited purpose or to the extent expressly stated elsewhere in this Agreement, the Investment Advisor will act as the Fund’s agent and attorney-in-fact); (vi) employ professional portfolio managers and securities analysts who provide research services to the Fund; (vii) exercise all voting rights in respect of the Fund’s assets; (viii) process and respond to class action lawsuits relating to the portfolio securities of the Fund and any proceeds to the Fund from such lawsuits; and (ix) make decisions with respect to the use by the Fund of borrowing for leverage or other investment purposes. The Investment Advisor shall in general take such action as is appropriate to effectively manage the Fund’s investment practices. In addition:

(1) The Investment Advisor shall maintain and preserve the records specified in Section 13 of this Agreement and any other records related to the Fund’s transactions as are required under any applicable state or federal securities law or regulation including the 1940 Act, the 1934 Act, and the Advisers Act.

(2) The Investment Advisor shall comply with any procedures provided from time to time to the Investment Advisor by the Fund. The Investment Advisor shall notify the Fund as soon as reasonably practicable upon detection of any material breach of such procedures.

(3) The Investment Advisor shall maintain a written code of ethics (the “Code of Ethics”) pursuant to Rule 17j-1 under the 1940 Act, a copy of which will be provided to the Fund, and shall institute procedures reasonably necessary to prevent Access Persons (as defined in Rule 17j-1) from violating its Code of Ethics. The Investment Advisor shall follow such Code of Ethics in performing its services under this Agreement.

(4) The Investment Advisor shall manage the Fund’s assets in accordance with the Fund’s investment objective and policies as adopted by the Fund from time to time. The Investment Advisor also shall manage the investments of the Fund in a manner consistent with any and all applicable investment restrictions (including diversification requirements) contained in the 1940 Act and the rules under the 1940 Act, any SEC order issued to the Fund, and any applicable state securities law or regulation.

3. Information and Reports

The Investment Advisor shall keep the Fund informed of developments relating to the Investment Advisor’s duties as investment adviser of which the Investment Advisor has, or should have, knowledge that would materially affect the Fund. In this regard, the Investment Advisor shall provide the Fund and its officers with such periodic reports concerning the obligations the Investment Advisor has assumed under this Agreement as the Fund may from time to time reasonably request. The Investment Advisor shall certify quarterly to the Fund that it and its “Advisory Persons” (as defined in Rule 17j-1 under the 1940 Act) have complied materially with the requirements of Rule 17j-1 during the previous quarter or, if not, explain what the Investment Advisor has done to seek to ensure such compliance in the future. The Investment Advisor shall annually furnish to the Fund a written report, which complies with the requirements of Rule 17j-1, concerning the Investment Advisor’s Code of Ethics. Upon written request of the Fund with respect to violations of the Code of Ethics directly affecting the Fund, the Investment Advisor shall permit representatives of the Fund to examine reports (or summaries of the reports) required to be made by Rule 17j-1(d)(1) relating to enforcement of the Code of Ethics. The Investment Advisor shall provide the Fund with any information reasonably requested regarding the Investment Advisor’s management of the Fund required for any shareholder report or amended registration statement to be filed by the Fund with the SEC.

4. Standard of Care

The Investment Advisor shall exercise its best judgment, act in good faith, use reasonable care and act in a manner consistent with applicable federal and state laws and regulations in rendering the services it agrees to provide under this Agreement. The Investment Advisor will not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under this Agreement. As used in this Section 4, the term “Investment Advisor” will include any affiliates of the Investment Advisor performing services for the Fund contemplated by this Agreement and principals, officers and employees of the Investment Advisor and of such affiliates.

5. Investment Advisor’s Duties Regarding Fund Transactions

(a) Placement of Orders. The Investment Advisor shall take all actions that it considers necessary to implement the investment policies of the Fund, and, in particular, to place all orders for the purchase or sale of securities or other investments for the Fund with brokers or dealers the Investment Advisor, in its sole discretion, selects. To that end, the Investment Advisor is authorized as the Fund’s agent to give instructions to the Fund’s custodian as to deliveries of securities or other investments and payments of cash for the Fund’s account. In connection with the selection of brokers or dealers and the placement of purchase and sale orders, the Investment Advisor is subject to the supervision of the Board of Trustees and is directed at all times to seek to obtain best execution and price within any policy guidelines adopted by the Fund, as may be amended from time to time, and is subject to provisions (b), (c) and (d) of this Section 5.

(b) Selection of Brokers and Dealers. Consistent with any policy guidelines adopted by the Fund, in the selection of brokers and dealers to execute portfolio transactions, the Investment Advisor is authorized to consider not only the available prices and rates of brokerage commissions, but also other relevant factors, which may include, without limitation: the execution capabilities of the brokers and dealers; the research, custody, and other services provided by the brokers and dealers that the Investment Advisor believes will enhance its general portfolio management capabilities; the size of the transaction; the difficulty of execution; the operational facilities of these brokers and dealers; the risk to a broker or dealer of positioning a block of securities; and the overall quality of brokerage and research services provided by the brokers and dealers. In connection with the foregoing, the Investment Advisor is specifically authorized to pay those brokers and dealers who provide brokerage and research services to the Investment Advisor a higher commission than that charged by other brokers and dealers if the Investment Advisor determines in good faith that the amount of the commission is reasonable in relation to the value of the services in terms of either the particular transaction or in terms of the Investment Advisor’s overall responsibilities with respect to the Fund and to any other client accounts or portfolios that the Investment Advisor advises.

(c) Soft Dollar Arrangements. On an ongoing basis, but not less often than annually, the Investment Advisor shall identify and provide a written description to the Board of Trustees of all “soft dollar” arrangements that the Investment Advisor maintains with respect to the Fund or with brokers or dealers that execute transactions for the Fund, and of all research and other services provided to the Investment Advisor by a broker or dealer (whether prepared by such broker or dealer or by a third party) as a result, in whole or in part, of the direction of Fund transactions to the broker or dealer.

(d) Aggregated Transactions. On occasions when the Investment Advisor deems the purchase or sale of a security or other financial instrument to be in the best interests of both the Fund and other client accounts or portfolios that the Investment Advisor manages, the Investment Advisor is authorized, but not required, to aggregate purchase and sale orders for securities or other financial instruments held (or to be held) by the Fund with similar orders being made on the same day for other client accounts or portfolios that the Investment Advisor manages. When an order is so aggregated, the Investment Advisor may allocate the recommendations or transactions among all accounts and portfolios for whom the recommendation is made or the transaction is effected on a basis that the Investment Advisor reasonably considers equitable and consistent with its fiduciary obligations to the Fund and its other clients, subject at all times to any allocation policies and procedures of the Fund. The Investment Advisor and the Fund recognize that in some cases this procedure may adversely affect the size of the position obtainable for the Fund.

6. Compensation

For the services rendered by the Investment Advisor under this Agreement, the Fund will pay the Investment Advisor after the end of each calendar month while this Agreement is in effect a fee for the previous month calculated at an annual rate based on a percentage of the average daily net assets of the separate series of the Fund (“Series”) as follows: 0.65% for the Miller/Howard Income-Equity Fund; 0.80% for the Miller/Howard Drill Bit to Burner Tip Fund; and 0.75% for the Miller/Howard Infrastructure Fund. Upon any termination of this Agreement with respect to a Series before the end of a month, the fee for such part of that month shall be prorated according to the proportion that such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Investment Advisor, the value of the Series’ net assets shall be computed at the times and in the manner specified in the Fund’s Registration Statement as from time to time in effect.

7. Expenses

(a) The Investment Advisor. Except as may otherwise be provided in Section 7(b) of this Agreement, the Investment Advisor shall: (i) provide the staff and personnel necessary to perform its investment advisory services under this Agreement, assume and pay or cause to be paid all expenses incurred in connection with the maintenance of such staff and personnel, and, at its own expense, provide the office space, facilities, equipment and personnel that it is obligated to provide under this Agreement; and (ii) pay, or cause affiliates to pay, compensation of all officers of the Fund and all Trustees of the Fund who are employees of the Investment Advisor and interested persons of the Fund. As provided in Section 7(b), the Fund shall bear a pro rata portion of the compensation of the Fund’s Chief Compliance Officer and of personnel of the Investment Advisor who perform shareholder servicing functions, such pro rata portion to be supported by detail provided to the Board of Trustees.

(b) The Fund. The Fund is responsible for the payment of all its other expenses incurred in the operation of the Fund, which include, among other things, interest, taxes, banking fees, expenses of legal services, expenses of the auditing and other services of its independent registered public accounting firm, stock exchange listing fees, the costs of shareholder meetings and of preparing, printing, mailing proxy statements and soliciting proxies, costs of printing share certificates (if any) and shareholder reports, charges of the Fund’s custodian, administrator and fund accountant, charges of the transfer agent and dividend disbursing agent, charges of any provider of shareholder services and market support to the Fund, SEC fees, fees of Trustees who are not interested persons of the Fund, expenses of the Trustees, accounting and printing costs, the Fund’s pro rata portion of membership fees in trade organizations, the Fund’s pro rata portion of its Chief Compliance Officer’s compensation, fidelity bond coverage for the Fund’s officers, Trustees and officers liability policy, expenses of qualifying the Fund for sale in various states, expenses and the Fund’s pro rata portion of the compensation of personnel of the Investment Advisor who perform shareholder servicing functions, litigation and other extraordinary or non recurring expenses, expenditures incurred upon the termination of the Fund, and other expenses properly payable by the Fund including fees payable to the Fund’s various service providers. Such expenses also will include expenses of any action, suit or other proceedings in which or in relation to which, among others, the Investment Advisor or any Trustee is entitled to indemnity by the Fund. The Fund also will be responsible for all commissions and other costs of portfolio transactions and any extraordinary expenses which may be incurred by the Fund from time to time.

8. Indemnity

(a) Indemnity. The Fund hereby agrees to indemnify the Investment Advisor and each of the Investment Advisor’s directors, officers, employees, and agents (including any individual who serves at the Investment Advisor’s request as director, officer, partner, trustee or the like of another corporation) and controlling persons (each such person being an “Indemnitee”) against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees (all as provided in accordance with applicable corporate law) reasonably incurred by such Indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth above in this paragraph or thereafter by reason of his having acted in any such capacity, except with respect to any matter as to which he shall have been adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Fund and furthermore, in the case of any criminal proceeding, so long as he had no reasonable cause to believe that the conduct was unlawful, provided, however, that (1) no Indemnitee shall be indemnified hereunder against any liability to the Fund or its shareholders or any expense of such Indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being referred to herein as “disabling conduct”), (2) as to any matter disposed of by settlement or a compromise payment by such Indemnitee, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless there has been a determination that such settlement or compromise is in the best interests of the Fund and that such Indemnitee appears to have acted in good faith in the reasonable belief that his action was in the best interest of the Fund and did not involve disabling conduct by such Indemnitee and (3) with respect to any action, suit or other proceeding voluntarily prosecuted by any Indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such Indemnitee was authorized by a majority of the full Board of the Fund. Notwithstanding the foregoing the Fund shall not be obligated to provide any such indemnification to the extent such provision would waive any right which the Fund cannot lawfully waive.

(b) Advances. The Fund shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Fund receives a written affirmation of the Indemnitee’s good faith belief that the standard of conduct necessary for indemnification has been met and a written undertaking to reimburse the Fund unless it is subsequently determined that he is entitled to such indemnification and if the Board of Trustees determines that the facts then known to it would not preclude indemnification. In addition, at least one of the following conditions must be met: (A) the Indemnitee shall provide a security for his undertaking, (B) the Fund shall be insured against losses arising by reason of any lawful advances, or (C) a majority of Trustees of the Fund who are neither interested persons of the Fund nor parties to the proceeding (“Disinterested Non-Party Trustees”) or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Indemnitee ultimately will be found entitled to indemnification.

(c) Determinations. All determinations with respect to indemnification hereunder shall be made (1) by a final decision on the merits by a court or other body before whom the proceeding was brought that such Indemnitee is not liable by reason of disabling conduct, or (2) in the absence of such a decision, by (i) a majority vote of the Disinterested Non-Party Trustees, or (ii) if a majority vote of such Disinterested Non-Party Trustees so directs, independent legal counsel in a written opinion.

(d) Rights not exclusive. The rights accruing to any Indemnitee under this Section 7 shall not exclude any other right to which he may be lawfully entitled.

9. Services to Other Companies or Accounts

The Fund understands that the Investment Advisor and its affiliates now act, will continue to act and may act in the future as investment manager, adviser, general partner or managing member to fiduciary and other managed accounts, and as an investment manager or adviser to other investment companies, including, but not limited to, offshore entities or private accounts. The Fund has no objection to the Investment Advisor and its affiliates so acting, so long as, whenever the Fund and one or more other investment companies or accounts managed or advised by the Investment Advisor and its affiliates have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula reasonably believed to be equitable to each such company and account and in accordance with such allocation policies and procedures as may be adopted by the Fund from time to time. The Fund recognizes that in some cases this procedure may adversely affect the size of the position obtainable for the Fund. The Fund understands that the persons employed by the Investment Advisor to assist in the performance of the Investment Advisor’s duties under this Agreement may not devote their full time to such service, and that nothing contained in this Agreement will be deemed to limit or restrict the right of the Investment Advisor to engage in and devote time and attention to other businesses or to render services of whatever kind or nature. This Agreement will not in any way limit or restrict the Investment Advisor or any of its affiliates, principals, officers, employees, or agents from buying, selling or trading any securities or other investment instruments for its or their own account or for the account of others for whom it or they may be acting, so long as such activities do not adversely affect or otherwise impair the performance by the Investment Advisor of its duties and obligations under this Agreement.

10. Custody

Nothing in this Agreement will require the Investment Advisor to take or receive physical possession of cash, securities, or other investments of the Fund.

11. Term, Termination, and Amendment of Agreement

(a) Term. This Agreement shall not become effective with respect to a Series unless and until it is approved by the Board of Trustees, including a majority of trustees who are not parties to the Agreement or interested persons of any such party and by the vote of a majority of the outstanding shares of such Series. This Agreement shall come into full force and effect with respect to a Series on the date above first written (the “Effective Date”), subject to its prior approval by the Board of Trustees and Series shareholders (as required by the 1940 Act). Unless terminated in accordance with its terms, this Agreement will continue with respect to each applicable Series for an initial two-year term and, after that initial two-year term, for one-year terms so long as such continuance is specifically approved at least annually as required by the 1940 Act.

(b) Termination. This Agreement may be terminated as to any Series or all Series, without penalty, on sixty (60) days’ prior written notice by: (i) the Board of Trustees; (ii) vote of holders of a majority of the outstanding shares of the applicable Series; or (iii) the Investment Advisor. This Agreement also will terminate automatically in the event of its assignment, except that to the extent consistent with the Advisers Act and the 1940 Act, without the notice to or consent of the applicable Series, the Investment Advisor may be reconstituted or reorganized into any other form of business entity.

(c) Amendment. This Agreement may be amended in writing by mutual consent and in conformity with the requirements of the 1940 Act and the rules under the 1940 Act.

12. Cooperation with Regulatory Authorities or Other Actions

The parties to this Agreement each agree to cooperate in a reasonable manner with each other in the event that any of them should become involved in a legal, administrative, judicial or regulatory action, claim, or suit as a result of performing its obligations under this Agreement.

13. Records

(a) Maintenance of Records. The Investment Advisor undertakes and agrees to maintain, or cause to be maintained, in the form and for the period required by Rule 31a-2 under the 1940 Act, all records relating to the Fund’s investments that are required to be maintained by the Fund pursuant to the 1940 Act with respect to the Investment Advisor’s responsibilities under this Agreement for the Fund (the “Fund’s Books and Records”).

(b) Ownership of Records. The Investment Advisor agrees that the Fund’s Books and Records are the Fund’s property and agrees to surrender promptly to the Fund the Fund’s Books and Records upon the request of the Fund. The Investment Advisor may, however, retain copies of the records at its own cost. The Fund’s Books and Records shall be made available, promptly upon request, to the Fund’s accountants or auditors during regular business hours at the Investment Advisor’s offices. The Fund or its authorized representatives will have the right to copy any records in the Investment Advisor’s possession that pertain to the Fund. These books, records, information, or reports shall be made available to properly authorized government representatives consistent with state and federal law and/or regulations. In the event of the termination of this Agreement, the Fund’s Books and Records shall be returned to the Fund. The Investment Advisor agrees that the policies and procedures it has established for managing the Fund, including, but not limited to, all policies and procedures designed to ensure compliance with federal and state regulations governing the adviser/client relationship and management and operation of the Fund, shall promptly be made available for inspection by the Fund or its authorized representatives upon reasonable written request.

14. Conflicts with Fund’s Governing Documents and Applicable Laws

Nothing contained in this Agreement will be deemed to require the Fund to take any action contrary to the Fund’s Declaration of Trust or By-Laws, as they may be amended and/or restated from time to time, or any applicable statute or regulation, or to relieve or deprive the Board of Trustees of its responsibility for and control of the conduct of the affairs of the Fund.

15. Governing Law

This Agreement shall be governed by, construed under and interpreted and enforced in accordance with the laws of the state of New York, without regard to principles of conflicts of laws.

16. Severability

If any provision of this Agreement is held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected as a result. In the event that the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation or order of the SEC, whether of special or general application, such provision may be deemed to incorporate the effect of such rule, regulation or order.

17. Definitions

The terms “assignment” and “interested person,” when used in this Agreement, have the respective meanings specified in Section 2(a) of the 1940 Act and the rules under the 1940 Act. The term “majority of the outstanding shares” as used in this Agreement means the lesser of (a) sixty-seven percent (67%) or more of the voting shares present at a meeting if more than fifty percent (50%) of the Fund’s outstanding voting shares are present or represented by proxy, or (b) more than fifty percent (50%) of the outstanding voting shares.

18. Limitation of Liability of the Fund and the Shareholders

None of the Trustees, officers, agents or shareholders of the Fund will be personally liable under this Agreement. All persons dealing with the Fund must look solely to the property of the Fund for the enforcement of any claims against the Fund, as none of the Trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the Fund.

19. Use of Name

The name “Miller/Howard Funds Trust” is the designation of the Fund for the time being under the Agreement and Declaration of Trust. The Fund may use any name that includes the word “Miller/Howard” or “Miller” or “Howard” only for so long as this Agreement or any other agreement between the Investment Advisor or any other affiliate of the Investment Advisor and the Fund or any extension, renewal or amendment of this Agreement or such other agreement remains in effect, including any similar agreement with any organization that succeeds to the Investment Advisor’s business as investment adviser. At such time as such an agreement is no longer be in effect, the Fund shall (to the extent that it lawfully can) cease to use such name or any other name indicating that it is advised by or otherwise connected with the Investment Advisor or any organization that has succeeded to the Investment Advisor’s business.

20. Counterparts

This Agreement may be executed in one or more counterparts, each of which will be deemed an original, and all of such counterparts together will constitute one and the same instrument.

If the foregoing is in accordance with your understanding, kindly indicate your acceptance of this Agreement by signing and returning the enclosed copy.

[signature page follows]

Very truly yours,

MILLER/HOWARD FUNDS TRUST

By:

Name:

Title:

Agreed to and accepted:

MHI FUNDS, LLC

By:

Name:

Title:

Miller/Howard
FUNDS TRUST

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. **PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!**

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at **proxyonline.com** using your proxy *voting number* found below
3. **PHONE** dial toll-free **(888) 227-9349** to reach an automated touchtone voting line
4. **LIVE** with a live operator when you call toll-free **(8XX) XXX-XXXX** Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER ⇨ **12345678910**

"Miller Howard Fund Name Here"

The undersigned, revoking prior proxies, hereby appoints Dana C. Troxell, Jr. and Paul Brook, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of the Miller/Howard Fund listed above (the "Fund") to be held at the offices of MHI Funds, LLC, 10 Dixon Avenue, Woodstock NY 12498, on October 16, 2018 at 10:00 a.m. Eastern Time, or at any adjournment thereof, upon the Proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

THIS PROXY IS SOLICITED ON BEHALF OF THE FUND'S BOARD, AND THE PROPOSAL (SET FORTH ON THE REVERSE SIDE OF THIS PROXY CARD) HAS BEEN UNANIMOUSLY APPROVED BY THE BOARD OF TRUSTEES AND RECOMMENDED FOR CONSIDERATION BY SHAREHOLDERS.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON October 16, 2018. The Proxy Statement is also available at www.proxyonline.com/docs/MillerhowardFT.pdf

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

“Miller Howard Fund Name Here”

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

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SIGNATURE (AND TITLE IF APPLICABLE) DATE

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SIGNATURE (IF HELD JOINTLY) DATE

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: ●

REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT.

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

THANK YOUR CONSIDERATION AND VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]